UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2005


                             ONE LINK 4 TRAVEL, INC
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             (Exact name of registrant as specified in its charter)


          Delaware                      333-81922               43-1941213
          --------                      ---------               ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
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        (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (415) 293-8277
                                                          --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers

     Effective July 1, 2005, the Board of Directors of One Link 4 Travel, Inc. (the "Company") elected Richard J. Marxen as a Director of the Company. Mr. Marxen is currently chairman of Connective Technologies, Inc., a company he founded in 1995 to provide web-enabled solutions to property and casualty insurance carriers. Until this year he also ran INSpire Insurance Solutions, first as president and CEO, and then as a senior vice president of CGI Group, Canada's largest independent IT services firm, after CGI Group acquired INSpire in 2003.

     Mr. Marxen joined INSpire, a $30 million, NASDAQ-traded provider of software solutions and outsourced business process services, in 2000 to bring the company out of Chapter 11 bankruptcy. Mr. Marxen successfully led the effort, restoring profitability to INSpire and managing its acquisition by CGI Group. He also served as a vice president and consultant to OneShield, Inc., a start-up provider of technology solutions to the insurance industry, spearheading the company's business development efforts. From 1998 to 2001, Mr. Marxen was board chairman at Apple Orthodontix, Inc. a NASDAQ-traded orthodontic practice management firm. He also served for a short period as CEO of insurance industry service provider The Wheatley Group, Ltd., facilitating its sale to AIG.

     The Company's Board of Directors has not yet determined whether Mr. Marxen will serve on any of its committees.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

None



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 1, 2005                               ONE LINK 4 TRAVEL, INC



                                                  By:    /s/ F. W. Guerin
                                                     --------------------
                                                  F. W. Guerin
                                                  Chief Executive Officer